UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2017

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
The information set forth below under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.03    Material Modification to Rights of Security Holders
On June 28, 2017, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company” and, together with the Trust, “CODI”) issued 4,000,000 of the Trust’s 7.250% Series A Preferred Shares (the “Series A Preferred Shares”) pursuant to a previously announced underwritten public offering. Each Series A Preferred Share corresponds to one underlying 7.250% Series A Trust Preferred Interest (the “Series A Trust Preferred Interest”) of the Company that was issued simultaneously to the Trust.

On June 28, 2017, in connection with the issuance of the Series A Preferred Shares and the Series A Trust Preferred Interests, CODI executed a share designation (the “Share Designation”) and a trust interest designation (the “Trust Interest Designation”) to create and fix the rights, preferences and powers of the Series A Preferred Shares and the Series A Trust Preferred Interests, respectively. Each of the Share Designation, which constitutes part of the Second Amended and Restated Trust Agreement of the Trust, and the Trust Interest Designation, which constitutes part of the Fifth Amended and Restated Operating Agreement of the Company, became effective on June 28, 2017.

When, as and if declared by the board of directors of the Company, distributions on the Series A Preferred Shares will be payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning October 30, 2017, at a rate per annum equal to 7.250%. Distributions on the Series A Preferred Shares are non-cumulative.

Unless distributions have been declared and paid or declared and set apart for payment on the Series A Preferred Shares for a quarterly distribution period, during the remainder of that distribution period the Trust may not repurchase any common shares or junior shares and the Trust may not declare or pay or set apart payment for distributions on any common shares or junior shares for the remainder of that distribution period, other than distributions paid in junior shares or options, warrants or rights to subscribe for or purchase junior shares. These restrictions are not applicable during the initial distribution period, which is the period from the original issue date to but excluding October 30, 2017.

The Company, at its option, may cause the Trust to redeem the Series A Preferred Shares, in whole or in part, at any time on or after July 30, 2022 at a price of $25.00 per Series A Preferred Share, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. Holders of the Series A Preferred Shares will have no right to require the redemption of the Series A Preferred Shares.

If a Tax Redemption Event (as defined in the Trust Interest Designation) occurs prior to July 30, 2022, the Company, at its option, may cause the Trust to redeem the Series A Preferred Shares, in whole but not in part, upon at least 30 days’ notice, within 60 days of the occurrence of such Tax Redemption Event, out of funds received by the Trust on the corresponding Series A Trust Preferred Interests and legally available therefor, at a price of $25.25 per Series A Preferred Share, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions.

If a Fundamental Change (as defined in the Share Designation) occurs, unless, prior to or concurrently with the time the board of directors of the Company is required to cause the Trust to make an offer to repurchase the Series A Preferred Shares, the board of directors of the Company has caused the Company to provide a redemption notice with respect to all of the outstanding Series A Preferred Shares, the board of directors of the Company will cause the Trust to make an offer to repurchase the Series A Preferred Shares, out of funds received by the Trust on the corresponding Series A Trust Preferred Interests, at a purchase price of $25.25 per Series A Preferred Share, plus declared and unpaid distributions to, but excluding, the date of purchase, without payment of any undeclared distributions. If (i) a Fundamental Change occurs and (ii) CODI does not give notice prior to the 31st day following the Fundamental Change to repurchase or redeem all the outstanding Series A Preferred Shares, the distribution rate per annum on the Series A Preferred Shares will increase by 5.00%, beginning on the 31st day following such Fundamental Change. Following any such increase in the distribution rate per annum, CODI will be under no further obligation to offer to repurchase or redeem any Series A Preferred Shares.

The terms of the Series A Trust Preferred Interests are designed to mirror those of the Series A Preferred Shares.

The description of the terms of the Series A Preferred Shares and corresponding Series A Trust Preferred Interests in this Item 3.03 is qualified in its entirety by reference to the Share Designation, the form of 7.250% Series A Preferred Share certificate and the Trust Interest Designation, which are included as Exhibits 3.1, 4.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth above under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01    Other Events
On June 28, 2017, CODI closed the sale of 4,000,000 of the Trust’s Series A Preferred Shares. The Series A Preferred Shares offered by CODI were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333- 214949) (the “Registration Statement”). The offer and sale of the Series A Preferred Shares are described in CODI’s prospectus dated December 7, 2016, constituting a part of the Registration Statement, as supplemented by a prospectus supplement dated June 19, 2017. The following documents are being filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) validity opinions with respect to the Series A Preferred Shares and their underlying Series A Trust Preferred Interests of the Company; and (ii) tax opinion with respect to the Series A Preferred Shares.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

3.1	Share Designation of Compass Diversified Holdings with respect to Series A Preferred Shares

3.2	Trust Interest Designation of Compass Diversified Holdings LLC with respect to Series A Trust Preferred Interests

4.1	Form of 7.250% Series A Preferred Share Certificate.

5.1	Legality Opinion of Richards, Layton & Finger, P.A. as to the Trust.

5.2	Legality Opinion of Richards, Layton & Finger, P.A. as to the Company.

8.1	Opinion of Squire Patton Boggs (US) LLP regarding certain tax matters.

23.1	Consent of Richards, Layton & Finger , P.A. (contained in Exhibits 5.1 and 5.2 hereto).

23.2	Consent of Squire Patton Boggs (US) LLP (contained in Exhibit 8.1 hereto).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2017	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2017	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer